                       TERM SHEET DATED JANUARY 20, 1998


                        Green Tree Financial Corporation

                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE

                    PASS-THROUGH CERTIFICATES, SERIES 1998-1

                           $450,000,000 (APPROXIMATE)




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                       TERM SHEET DATED JANUARY 20, 1998

                        Green Tree Financial Corporation

                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE

                    PASS-THROUGH CERTIFICATES, SERIES 1998-1

                           $450,000,000 (APPROXIMATE)

                              Subject to Revision

SELLER/SERVICER:        Green Tree Financial Corporation ("Green Tree")
TRUSTEE:                U.S. Bank National Association, St. Paul, Minnesota
UNDERWRITERS:           Lehman Brothers (Lead), Merrill Lynch & Co., Salomon
                          Smith Barney
OFFERED CERTIFICATES:

                                                    Ratings                   WAL             Exp Final
                            Amount              (Moody's/Fitch)           @ 150% MHP          Maturity
                    ---------------------  -------------------------  ------------------  -------------------
To Call:
A-1                       $ 22,000,000             P-1 / F-1+                0.44              11/98
A-2                       $103,500,000              Aaa / AAA                2.03              06/01
A-3                       $ 19,500,000              Aaa / AAA                3.60              01/02
A-4                       $ 55,500,000              Aaa / AAA                5.03              07/04
A-5                       $137,000,000              Aaa / AAA               12.89              10/15
A-6                       $ 45,000,000              Aaa / AAA                8.24              10/15
M-1                       $ 33,750,000              Aa3 / AA-               10.40              10/15
B-1                       $ 18,000,000            Baa1 / BBB+                6.70              02/08
B-2                       $ 15,750,000              Baa2 / A-               15.16              10/15
To Maturity
A-5                       $137,000,000              Aaa / AAA               13.65              10/23
A-6                       $ 45,000,000              Aaa / AAA                8.25              06/23
M-1                       $ 33,750,000              Aa3 / AA-               10.85              10/23
B-2                       $ 15,750,000              Baa2 / A-               20.84              05/28

CUT-OFF DATE:            January 15, 1998 (or the date of origination, if later)
EXP. PRICING:            January 22, 1998
EXP. SETTLEMENT:         January 30, 1998
INTEREST/PRINCIPAL:      The 1st day of each month (or if such 1st day is not a
                         business day, the next succeeding business day), commencing on March 2, 1998.

MONEY MARKET
ELIGIBILITY:             The Class A-1 Certificates are expected to be eligible
                         securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A fund should consult with its advisors regarding the eligibility of the Class A-1 Certificates under Rule 2a-7 and the fund's investment policies and objectives.

OTHER CERTIFICATES:      In addition to the Offered Certificates, the Class C
                         and Class B-3I Certificates will be issued. The
                         Class B-3I Certificates will be interest-only
                         Certificates which are retained by an affiliate of Green Tree, and fully subordinated to the Offered
                         Certificates.

ERISA: Class A Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The Class M-1, B-1 and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

SMMEA: Class A and M-1 Certificates are SMMEA eligible. Class B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:              Two separate REMIC Elections will be made with respect
                         to the Trust for federal income tax purposes.

OPTIONAL REDEMPTION:     Less than 10% of the original pool balance outstanding.

                                   STRUCTURE

CREDIT ENHANCEMENT:      Class A: 15.00% subordination (Class M-1, B-1, and B-2)
                         & Excess Spread (Class B-3I)

                         Class M-1: 7.5% subordination (Class B-1 and B-2) & Excess Spread (Class B-3I)

                         Class B-1: 3.5% subordination (Class B-2) & Excess Spread (Class B-3I)

                         Class B-2: Limited Guarantee plus Excess Spread (Class B-3I)

THE CONTRACT POOL:       On the Closing Date, the Trust expects to purchase (i)
                         manufactured housing contracts having an aggregate principal balance of approximately $318,297,252 as of the Cut-off Date (the "Initial Contracts") and (ii) additional manufactured housing contracts (the
                         "Additional Contracts"). An amount will be deposited into an account (the "Prefunding Account") on the Closing Date to purchase additional contracts prior to 90 days from the Closing Date (the "Subsequent
                         Contracts") for inclusion in the Contract Pool. The
                         Subsequent Contracts will represent no more than 25% of the aggregate Contract Pool.

DISTRIBUTIONS:           The Amount Available on each Remittance Date generally
                         includes the sum of (a) payments on the Contracts due and received during the related Due Period (as defined below) , (b) prepayments and other unscheduled collections received during the related Due Period, and
                         (c) all collections of principal on the Contracts received during the Due Period in which such Remittance
                         Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance
                         Date), minus (d) with respect to all Remittance Dates other than the Remittance Date in March 1998, all collections in respect of principal on the Contracts received during the preceding month up to and including the third business day prior to the Remittance Date
                         (but in no event later than the 25th day of the prior month). The Amount Available will generally be applied first to the distribution of interest on Class A, M-1 and B-1 Certificates, then to the distribution of principal on Class A, M-1 and B-1 Certificates, and finally to the distribution of interest and principal on Class B-2 Certificates.

                         The "related Due Period" with respect to any Remittance Date is the period from and including the 15th day of the second month preceding such Remittance Date, to and including the 14th day of the month immediately preceding such Remittance Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST
(Class A, M-1, B-1):     Interest will be distributable first to each Class of
                         Class A Certificates concurrently, then to the Class M-
                         1 Certificates and then to the Class B-1 Certificates.
                         Interest on the outstanding Class A Principal Balance,
                         Class M-1 Adjusted Principal Balance and Class B-1
                         Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent
                         Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                         The Class A-1 Certificates will bear interest at a fixed Pass-Through Rate calculated on an actual/360 basis. Each other Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                         Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

                         After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1 Liquidation Loss Interest Amount will be distributed to the extent available.

                         The Class M-1 Adjusted Principal Balance is the
                         Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                         The Class B-1 Adjusted Principal Balance is the
                         Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

PRINCIPAL
(Class A, M-1, B-1):     After the payment of all interest distributable to
                         Class A, Class M-1 and Class B-1 Certificateholders, principal will be distributed in the following manner.

                         The Class A Percentage of the Formula Principal Distribution Amount less the Class A-6 Lockout Distribution Amount (as defined below) will be distributed sequentially to the Class A-1, A-2, A-3, A-4, and A-5 Certificateholders.

                         The Class A-6 Certificateholders are entitled to receive payments of the Class A-6 Lockout Distribution Amount specified below, provided, that if on any Remittance Date the Class A-5 Certificate Principal Balance is zero, the Certificateholders of the Class A-6 Certificates will be entitled to receive the Class A Percentage of the Formula Principal Distribution Amount less the amount, if any, distributed in payment of principal on the Class A-5 Certificates on such Remittance Date.

                         The "Class A-6 Lockout Distribution Amount" for any Remittance Date will be the product of (i) the applicable Class A-6 Lockout Percentage for such Remittance Date and (ii) the Class A-6 Lockout Pro Rata Distribution Amount for such Remittance Date.

                         The "Class A-6 Lockout Percentage" for each Remittance Date shall be as follows:

                         Remittance Dates                     Lockout Percentage

                         March 1998 - February 2001                   0%
                         March 2001 - February 2003                  45%
                         March 2003 - February 2004                  80%
                         March 2004 - February 2005                 100%
                         March 2005 and thereafter                  300%

                         The "Class A-6 Lockout Pro Rata Distribution Amount" for any Remittance Date will be an amount equal to the lesser of (1) the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-6 Certificates immediately prior to such Remittance Date and the denominator of which is the aggregate Certificate Balance of the Class A-1,
                         Class A-2, Class A-3, Class A-4, Class A-5, and
                         Class A-6, (y) the Class A Percentage of the Formula Principal Distribution Amount, and (z) the Class A-6 Lockout Percentage and (2) the Class A-6 Principal Balance immediately preceding such Remittance Date.

                         The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance and
                         (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                         The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                         The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the
                         Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after March 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.5%.

                         The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                         The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                         The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after March 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than $9,000,000.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST
(Class B-2):             Interest on the outstanding Class B-2 Principal Balance
                         will accrue from the Settlement Date, or from most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                         To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                         The Class B-2 Principal Balance is the Original
                         Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                         Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.

PRINCIPAL
(Class B-2):             The Class B-2 Certificateholders will be entitled to
                         receive principal on each Remittance Date on which: (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied, provided however that if the Class A, Class
                         M-1 and Class B-1 Principal Balances have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal.

                         The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date, Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.

LOSSES ON LIQUIDATED
CONTRACTS:               If Net Liquidation Proceeds from Liquidated Contracts
                         in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                         Contract, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                         Servicing Fee (as long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, and then the Class M-1
                         Certificateholders.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CONTRACTS:               The information concerning the Initial Contracts
                         presented below is based on a pool originated through January 15, 1998. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts and Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


                           THE INITIAL CONTRACT POOL

                Number of MHCs in pool:                   8,267
                Wgt. Avg. Contract Rate:                 9.543%
                Range of Rates:                  4.50% - 17.00%
                Wgt. Avg. Orig. Maturity:              299 mos.
                Range of Orig. Maturity:            19-360 mos.
                Wgt. Avg. Rem. Maturity:               298 mos.
                Range of Rem. Maturity:              8-360 mos.
                Avg. Rem Princ. Balance:             $38,502.15
                Wgt. Avg. LTV:                           86.51%
                New/Used:                               79%/21%
                Single/Double:                          29%/71%
                Park/Private:                           26%/74%


              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                           % of Contract                                      % of Contract Pool
                           Number          Pool by Number        Aggregate Principal            by Outstanding
State                   of Contracts        OF CONTRACTS         Balance Outstanding          Principal Balance
--------------------  ----------------  --------------------  --------------------------  --------------------------
North Carolina                934                11.30%             $ 38,427,913.71                   12.07%
Florida                       573                 6.93%             $ 24,605,729.37                    7.73%
Michigan                      489                 5.92%             $ 23,610,415.33                    7.42%
Texas                         579                 7.00%             $ 19,369,217.52                    6.09%
Other States/(1)/           5,692                68.85%             $212,283,976.23                   66.69%
                            -----               ------              ---------------                  ------
 Total (2)                  8,267               100.00%             $318,297,252.16                  100.00%
                            =====               ======              ===============                  ======


(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.
(2)  Percentages do not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                                                               % OF CONTRACT POOL
                                        NUMBER OF               AGGREGATE PRINCIPAL             BY OUTSTANDING
YEAR OF ORIGINATION (1)                 CONTRACTS               BALANCE OUTSTANDING            PRINCIPAL BALANCE
---------------------------  ----------------------------  ----------------------------  -----------------------------
           1984                              3                     $     41,684.80                    0.01%
           1985                              6                     $     57,025.00                    0.02%
           1986                             15                     $    171,807.41                    0.05%
           1987                             16                     $    209,983.30                    0.07%
           1988                             37                     $    622,786.98                    0.20%
           1989                             85                     $  1,612,864.40                    0.51%
           1990                            194                     $  4,127,741.30                    1.30%
           1991                            202                     $  4,184,998.92                    1.31%
           1992                            119                     $  2,459,762.47                    0.77%
           1993                             24                     $    612,867.86                    0.19%
           1994                             91                     $  1,896,827.74                    0.60%
           1995                             91                     $  2,541,001.60                    0.80%
           1996                             92                     $  3,613,710.39                    1.14%
           1997                          6,425                     $267,565,956.07                   84.06%
           1998                            867                     $ 28,578,233.92                    8.98%
                                         -----                     ---------------                  ------
       Total (2)                         8,267                     $318,297,252.16                  100.00%
                                         =====                     ===============                  ======

-------------------------
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.
(2) Percentages do not add to 100% due to rounding.

             DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                                                              % OF CONTRACT POOL
ORIGINAL CONTRACT                     NUMBER OF                AGGREGATE PRINCIPAL              BY OUTSTANDING
AMOUNT (IN DOLLARS)(1)                CONTRACTS                BALANCE OUTSTANDING             PRINCIPAL BALANCE
---------------------------  ----------------------------  ----------------------------  -----------------------------
Less than $10,000                        436                     $  3,400,529.12                      1.07%
$10,000 - $19,999                      1,570                     $ 23,264,085.34                      7.31%
$20,000- $29,999                       1,913                     $ 47,368,070.87                     14.88%
$30,000 - $39,999                      1,332                     $ 45,738,026.99                     14.37%
$40,000 - $49,999                        855                     $ 38,184,010.54                     12.00%
$50,000 - $59,999                        631                     $ 34,521,185.69                     10.85%
$60,000 - $69,999                        473                     $ 30,677,576.19                      9.64%
$70,000 - $79,999                        386                     $ 28,808,991.56                      9.05%
$80,000 - $89,999                        278                     $ 23,490,745.79                      7.38%
$90,000 - $99,999                        170                     $ 16,174,152.11                      5.08%
$100,000 - $109,999                       81                     $  8,492,946.55                      2.67%
$110,000 - $119,999                       58                     $  6,628,507.27                      2.08%
$120,000 - $129,999                       37                     $  4,624,025.21                      1.45%
$130,000 - $139,999                       18                     $  2,420,699.98                      0.76%
$140,000 - $149,999                       15                     $  2,172,318.51                      0.68%
$150,000 - $159,999                        7                     $  1,083,425.50                      0.34%
$160,000 - $169,999                        3                     $    484,772.84                      0.15%
$170,000 - $179,999                        1                     $    171,881.50                      0.05%
$180,000 - $189,999                        1                     $    188,366.12                      0.06%
$190,000 - $199,999                        1                     $    194,018.48                      0.06%
$200,000 - $249,999                        1                     $    208,916.00                      0.07%
                                       -----                     ---------------                    ------
               Total                   8,267                     $318,297,252.16                    100.00%
                                       =====                     ===============                    ======

-----------------------
(1) The largest original Contract amount is $208,916.00, which represents 0.07% of the Initial Pool Principal Balance.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                                                                              % OF CONTRACT POOL
                                      NUMBER OF                AGGREGATE PRINCIPAL              BY OUTSTANDING
LOAN-TO-VALUE RATIO(1)                CONTRACTS                BALANCE OUTSTANDING             PRINCIPAL BALANCE
---------------------------  ----------------------------  ----------------------------  ----------------------------
Less than 61.00%                          377                    $ 11,361,579.53                      3.57%
61.00% - 65.00%                           129                    $  4,696,840.16                      1.48%
65.01% - 70.00%                           174                    $  7,284,181.50                      2.29%
70.01% - 75.00%                           261                    $ 11,067,996.20                      3.48%
75.01% - 80.00%                           717                    $ 27,928,981.25                      8.77%
80.01% - 85.00%                           984                    $ 41,465,521.50                     13.03%
85.01% - 90.00%                         2,734                    $105,612,159.86                     33.18%
90.01% - 95.00%                         2,496                    $ 95,113,171.67                     29.88%
95.01% - 100.00%                          395                    $ 13,766,820.49                      4.33%
                                        -----                    ---------------                    ------
              Total(2)                  8,267                    $318,297,252.16                    100.00%
                                        =====                    ===============                    ======

-------------------------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.
(2) Percentages do not add to 100% due to rounding.

                      CONTRACT RATES OF INITIAL CONTRACTS

                                                                                              % OF CONTRACT POOL
RANGE OF CONTRACTS BY                 NUMBER OF                AGGREGATE PRINCIPAL              BY OUTSTANDING
CONTRACT RATE                         CONTRACTS                BALANCE OUTSTANDING             PRINCIPAL BALANCE
---------------------------  ----------------------------  ----------------------------  -----------------------------
0.000% - 5.000%                              1                   $     58,501.62                     0.02%
5.001% - 6.000%                             12                   $    652,406.45                     0.20%
6.001% - 7.000%                            412                   $ 32,388,479.61                    10.18%
7.001% - 8.000%                            748                   $ 49,117,813.89                    15.43%
8.001% - 9.000%                            916                   $ 52,418,329.62                    16.47%
9.001% - 10.000%                         1,521                   $ 60,580,827.64                    19.03%
10.001% - 11.000%                        1,525                   $ 53,028,949.66                    16.66%
11.001% - 12.000%                        1,660                   $ 43,078,757.14                    13.53%
12.001% - 13.000%                          918                   $ 18,449,639.76                     5.80%
13.001% - 14.000%                          435                   $  7,213,412.52                     2.27%
14.001% - 15.000%                           27                   $    472,199.78                     0.15%
15.001% - 16.000%                           73                   $    665,806.55                     0.21%
16.001% - 17.000%                           19                   $    172,127.92                     0.05%
                                         -----                   ---------------                   ------
              Total                      8,267                   $318,297,252.16                   100.00%
                                         =====                   ===============                   ======


               REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                                                              % OF CONTRACT POOL
                                      NUMBER OF                AGGREGATE PRINCIPAL              BY OUTSTANDING
MONTHS REMAINING                      CONTRACTS                BALANCE OUTSTANDING             PRINCIPAL BALANCE
---------------------------  ----------------------------  ----------------------------  -----------------------------
Less than 31                               20                    $     87,556.13                     0.03%
31 - 60                                   207                    $  1,918,534.33                     0.60%
61 - 90                                   680                    $  9,910,825.10                     3.11%
91 - 120                                  659                    $ 11,195,212.26                     3.52%
121 - 150                                 321                    $  6,850,929.74                     2.15%
151 - 180                               1,294                    $ 30,961,313.69                     9.73%
181 - 210                                  85                    $  2,540,853.64                     0.80%
211 - 240                               1,185                    $ 37,849,573.95                    11.89%
241 - 270                                  12                    $    448,865.32                     0.14%
271 - 300                                 581                    $ 21,718,322.28                     6.82%
301 - 330                                   9                    $    376,798.47                     0.12%
331 - 360                               3,214                    $194,438,467.25                    61.09%
                                        -----                    ---------------                   ------
              Total                     8,267                    $318,297,252.16                   100.00%
                                        =====                    ===============                   ======

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        MHP PREPAYMENT SENSITIVITIES(1)

                           85% MHP              100% MHP             125% MHP              150% MHP
                        WAL/MATURITY         WAL/MATURITY          WAL/MATURITY          WAL/MATURITY
To Call
A-1                     0.59   02/99          0.54   01/99          0.48   12/98          0.44   11/98
A-2                     2.93   01/03          2.65   07/02          2.29   12/01          2.03   06/01
A-3                     5.34   11/03          4.80   04/03          4.12   07/02          3.60   01/02
A-4                     8.00   10/08          7.03   08/07          5.82   10/05          5.03   07/04
A-5                    17.79   01/21         16.51   09/19         14.58   08/17         12.89   10/15
A-6                     9.37   01/21          9.06   09/19          8.61   08/17          8.24   10/15
M-1                    14.17   01/21         13.09   09/19         11.61   08/17         10.40   10/15
B-1                     9.53   02/12          8.65   12/10          7.55   05/09          6.70   02/08
B-2                    20.08   01/21         18.75   09/19         16.82   08/17         15.16   10/15
To Maturity
A-5                    18.39   08/26         17.20   02/26         15.33   02/25         13.65   10/23
A-6                     9.37   05/26          9.06   11/25          8.61   10/24          8.25   06/23
M-1                    14.53   08/26         13.49   02/26         12.06   02/25         10.85   10/23
B-2                    23.72   05/28         22.99   05/28         21.94   05/28         20.84   05/28

                          175% MHP             250% MHP              300% MHP              350% MHP
                        WAL/MATURITY         WAL/MATURITY          WAL/MATURITY          WAL/MATURITY
To Call
A-1                     0.40   10/98          0.33   08/98          0.29   08/98          0.27   07/98
A-2                     1.83   01/01          1.43   05/00          1.25   02/00          1.11   11/99
A-3                     3.20   07/01          2.45   09/00          2.14   05/00          1.91   02/00
A-4                     4.34   08/03          3.16   11/01          2.72   04/01          2.41   12/00
A-5                    11.37   03/14          7.97   06/10          6.43   09/08          5.27   05/07
A-6                     7.91   03/14          7.16   06/10          6.77   09/08          6.45   05/07
M-1                     9.70   03/14          8.15   06/10          7.43   09/08          6.86   05/07
B-1                     6.39   06/07          5.77   02/06          5.51   06/05          5.30   01/05
B-2                    13.90   03/14         11.01   06/10          9.67   09/08          8.65   05/07
To Maturity
A-5                    12.09   04/22          8.57   08/17          6.94   03/15          5.69   02/13
A-6                     7.92   12/21          7.18   05/17          6.81   12/14          6.51   11/12
M-1                    10.17   04/22          8.65   08/17          7.94   03/15          7.39   02/13
B-2                    19.92   05/28         17.06   05/28         15.26   05/28         13.68   05/28

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:

                           Aggregate Principal     Wtd Avg        Wtd Avg         Wtd Avg
Months Remaining           Balance Outstanding  Original Term  Remaining Term  Contract Rate
---------------------      -------------------  -------------  --------------  --------------
0 to 120                      $  9,175,189.08         94              94          11.316%
121 to 180                    $ 15,231,879.62        168             168          11.048%
181 to 240                    $ 17,502,652.75        233             233          10.583%
241 to 300                    $  9,183,766.83        298             298          10.347%
301 to 360                    $ 80,609,259.56        359             359           8.739%
        Total                 $131,702,747.84        297             297           9.543%
                              ===============

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.